                                                                Exhibit 10(h)

                              NOMINATING AGREEMENT

               This Nominating Agreement (this "Agreement") is made and entered into as of July 2, 2002 by and between Prandium, Inc., a Delaware corporation (the "Company"), and MacKay Shields LLC (formerly known as MacKay Shields Financial Corporation), a Delaware limited liability company ("MacKay").

               This Agreement is made in connection with securing MacKay's approval with respect to the chapter 11 reorganization (the "Reorganization") of the Company and its wholly-owned subsidiary, FRI-MRD Corporation ("FRI-MRD").

               For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Definitions. Unless the context otherwise requires,

                    (a) "Affiliate" has the meaning given to that term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                    (b) "FRI-MRD Notes" means FRI-MRD's 12% Senior Notes due January 31, 2005.

                    (c) "person" means any individual, corporation, general or limited partnership, joint venture, trust or other entity or association, including without limitation any governmental authority.

                    (d) "Organizational Documents" means the Certificate of Incorporation and by-laws of the Company.

               SECTION 2. Board Representation.

                    (a) Until the principal and premium (if any) and interest on the FRI-MRD Notes have been paid in full:

                          (i)    the Company shall use its best efforts to cause
the Board of Directors of the Company (the "Board of Directors") to limit its size to no more than five directors and to include the MacKay Designee (as defined below) as one of its members;

                          (ii)   the Company shall support the nomination of,
and use its best efforts to cause the Board of Directors to include in the slate of nominees recommended to stockholders for election as directors, one person designated by MacKay (the "MacKay Designee");

                          (iii)  if any vacancy (whether by death, retirement,
disqualification, removal from office or other cause) is created by a MacKay Designee

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                                                                               2

ceasing to serve as a director, the Board of Directors shall appoint a person designated by MacKay to fill such vacancy, and such person shall be the MacKay Designee for purposes of this Agreement;

                    (iv) the Company shall not amend its Organizational Documents in a manner that adversely affects the rights of MacKay hereunder; and

                    (v) the MacKay Designee shall be a member of the board of directors (or similar governing body) of any subsidiary of the Company at any time such subsidiary's board of directors is made up of persons other than management;

provided, however, that, notwithstanding the foregoing, the Company shall not be required to take any action which it reasonably believes is unlawful, and shall be allowed to take any action the omission of which it reasonably believes would be unlawful.

               (b) Notwithstanding the provisions of this Section 2, MacKay shall not be entitled to designate any person to the Board of Directors if:

                    (i)   such person is an Affiliate of MacKay; or

                    (ii) the Company receives a written opinion of its outside counsel that such person would not be qualified under any applicable law, rule or regulation to serve as a director of the Company.

The Company shall notify MacKay in writing of the date on which proxy materials are expected to be mailed by the Company in connection with an election of directors (and such notice shall be delivered to MacKay at least 30 days prior to such expected mailing date). The Company shall use its reasonable best efforts to notify MacKay of any objection to a MacKay Designee sufficiently in advance of the date on which such proxy materials are to be mailed by the Company in connection with such election of directors so as to enable MacKay to propose a replacement MacKay Designee in accordance with the terms of this Agreement.

               (c) If at any time prior to the termination of this Agreement the Board of Directors of the Company or, pursuant to Section 2(a)(v), any Subsidiary, as applicable, does not include a MacKay Designee, MacKay shall have the right to: (i) appoint a non-voting representative to attend meetings of such Board of Directors and (ii) receive copies of any materials to be distributed or discussed at such meetings at the same time as provided to members of such Board of Directors.

               (d) Each MacKay Designee serving on the Board of Directors shall be entitled to all compensation and stock incentives granted to directors who are not employees of the Company, as well as the benefits of any directors' liability insurance policy, in each case, on the same terms provided to the other such directors.

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                                                                               3

                  SECTION 3.  MISCELLANEOUS

                       (a) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile or e-mail, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties, at their address set forth under their respective signatures on the execution pages hereof, or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

                       (b) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

                       (c) Amendment and Waiver; Binding Effect. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the parties hereto. Notwithstanding anything to the contrary contained herein, a waiver that does not adversely affect all of the parties hereto may, in lieu of complying with the first sentence of this
Section 3(c), be executed only by the Company, MacKay and any other party adversely affected thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective successors and assigns.

                       (d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                       (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

                       (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, as applied to contracts made and performed within the State of Delaware, without regard to principles of conflict of laws.

                       (g) Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which

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                                                                               4

when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                       (h) Specific Performance. Each party hereto agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the adequacy of, other remedies at law.

                       (i) Further Assurances. Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Agreement. The parties agree to take such further action and to deliver or cause to be delivered any additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the agreements and transactions contemplated hereby.

                       (j) Dispute Resolution. The parties hereto will use their reasonable best efforts to resolve any disputes hereunder through good faith negotiations. Any such dispute that cannot be so resolved within 30 calendar days (or such other period to which the parties may agree) will be submitted to a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute). Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then-existing rules of the American Arbitration Association. The decision of the arbitrators, or of a majority thereof, made in writing will be final and binding upon the parties hereto as to the questions submitted, and the parties will abide by and comply with such decision; provided, however, the arbitrators shall not be empowered to award punitive damages. Unless the decision of the arbitrators provides for a different allocation of costs and expenses determined by the arbitrators to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees and expenses incurred by it or them in connection with such arbitration from the non-prevailing party or parties.

                       (k) Termination. This Agreement shall automatically terminate upon payment in full of the principal and premium (if any) and interest on the FRI-MRD Notes.

                  [Remainder of page intentionally left blank]

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                                                                               5

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                                               PRANDIUM, INC.

                                               By:  /s/ R.T. Trebing, Jr.
                                                    ---------------------
                                                    Name: R.T. Trebing, Jr.
                                                    Title: EVP/CFO

                                               ADDRESS FOR NOTICES:

                                               2701 Alton Parkway
                                               Irvine, California 92606
                                               Attention: Robert T. Trebing, Jr.

                                               MACKAY SHIELDS LLP


                                               By:  /s/ Robert Nisi
                                                    -----------------
                                                    Name: Robert Nisi
                                                    Title: General Counsel

                                               ADDRESS FOR NOTICES:

                                               9 West 57/th/ Street
                                               New York, New York 10019
                                               Attention: Jordan Teramo

                             ACKNOWLEDGED AND AGREED

                  From and after the execution of this Nominating Agreement, at any regular or special meeting of stockholders of the Company or in any written consent ("Written Consent") executed in lieu of such a meeting of stockholders,
(a) each of the undersigned shall vote its voting securities of the Company ("Shares"), and each of the undersigned shall take all other actions necessary, to give effect to the provisions of this Nominating Agreement, (b) none of the undersigned shall vote its Shares in favor of any amendment of the organizational documents of the Company which would conflict with, or purport to amend or supersede, any of the provisions of this Nominating Agreement and (c) in connection with any transfer of Shares by any of the undersigned occurring at a time when such Shares are not listed on the New York Stock Exchange or any other nationally recognized exchange, trading or quotation system or in connection with any transfer of Shares to any of the undersigned or an Affiliate of any of the undersigned, the transferor will cause any transferee of their Shares to be subject to this paragraph with respect to such transferred Shares.

                                        Holders of 9 3/4% Prandium Senior Notes

                                        By: /s/ Mark Levin
                                            ---------------
                                            Name: Mark Levin
                                            Title: Managing Director
                                            Imperial Capital, LLC

                                        ADDRESS FOR NOTICES:

                             ACKNOWLEDGED AND AGREED

                  From and after the execution of this Nominating Agreement, at any regular or special meeting of stockholders of the Company or in any written consent ("Written Consent") executed in lieu of such a meeting of stockholders,
(a) each of the undersigned shall vote its voting securities of the Company ("Shares"), and each of the undersigned shall take all other actions necessary, to give effect to the provisions of this Nominating Agreement, (b) none of the undersigned shall vote its Shares in favor of any amendment of the organizational documents of the Company which would conflict with, or purport to amend or supersede, any of the provisions of this Nominating Agreement and (c) in connection with any transfer of Shares by any of the undersigned occurring at a time when such Shares are not listed on the New York Stock Exchange or any other nationally recognized exchange, trading or quotation system or in connection with any transfer of Shares to any of the undersigned or an Affiliate of any of the undersigned, the transferor will cause any transferee of their Shares to be subject to this paragraph with respect to such transferred Shares.

Holders of 9.75% Prandium Senior Notes

Oppenheimer Millennium Strategic Income Fund
Oppenheimer Champion Income Fund
Oppenheimer Strategic Income Fund
Oppenheimer Variable Account Funds for the account of:
         Oppenheimer Strategic Bond Fund
Oppenheimer High Yield Fund
Oppenheimer Variable Account Funds for the account of:
         Oppenheimer High Income Fund
Oppenheimer Multi-Sector Income Trust

By: /s/ Katherine P. Feld
    ---------------------
    Katherine P. Feld, Assistant Secretary


OppenheimerFunds, Inc. as investment adviser to
Atlas Strategic Income Fund
By: /s/ Katherine P. Feld
    ---------------------
    Katherine P. Feld, Vice President